SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 25, 2007

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (908) 221-0100

Item 2.02.	Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On April 25, 2007, the Registrant issued a press release announcing its operating results for the three months ended March 31, 2007.  A copy of the April 25, 2007 press release is included as Exhibit 99.1 hereto.

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e)           On April 25, 2007, at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of Somerset Hills Bancorp (the “Company”), the Company’s shareholders approved the Somerset Hills Bancorp 2007 Equity Incentive Plan (the “Plan”). The Company’s Board of Directors (the “Board”) had approved the Plan on February 21, 2007, subject to shareholder approval. A description of the Plan is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 22, 2007 (the “2007 Proxy Statement”) under the caption “PROPOSAL 2 – APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN ” The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Exhibit A to the 2007 proxy Statement, and is incorporated by reference herein. A copy of the forms of: (1) Incentive Stock Option Agreement, (2) Non-Qualified Stock Option Agreement and (3) Restricted Stock Agreement under the Plan  are attached to this Report as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 8.01	Other Events

In the press release filed as Exhibit 99.1 hereto, the Registrant announced that its Board of Directors had declared a $0.4 per share cash dividend, payable May 31 to shareholders of record as of May 15, 2007 and a 5% stock dividend, also payable May 31 to shareholders of record as of May 15.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.1	Form of Incentive Stock Option Agreement under the 2007 Equity Incentive Plan
10.2	Form of Non-Qualified Stock Option Agreement under the 2007 Equity Incentive Plan
10.3	Form of Restricted Stock Agreement under the 2007 Equity Incentive Plan
99.1	Press Release dated April 25, 2007 regarding the Registrant’s operating results for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERSET HILLS BANCORP
(Registrant)

Dated: April 25, 2007	By:	s/ Gerard Riker
GERARD RIKER
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description	Page

10.1	Form of Incentive Stock Option Agreement under the 2007 Equity Incentive Plan

10.2	Form of Non-Qualified Stock Option Agreement under the 2007 Equity Incentive Plan

10.3	Form of Restricted Stock Agreement under the 2007 Equity Incentive Plan

99.1	Press Release dated April 25, 2007 regarding the Registrant’s operating results for the three months ended March 31, 2007.